THE LORD ABBETT FAMILY OF FUNDS

Supplement dated December 22, 2010

to the Statements of Additional Information

William H.T. Bush will retire from the Boards of Directors/Trustees (the “Boards”) of the Lord Abbett Funds (the “Funds”) effective December 31, 2010.

The independent Directors/Trustees have nominated and the Boards have appointed Evelyn E. Guernsey to serve on the Boards of the Funds effective January 1, 2011. Ms. Guernsey will be deemed to be an independent Director/Trustee of the Funds and will serve on the Audit, Nominating and Governance, and Contract Committees. The following information about Ms. Guernsey is added to the Funds’ statements of additional information effective January 1, 2011:

Name, Address, and Year of Birth	Current Position and Length of Service with the Funds	Principal Occupation and Other Directorships During Past Five Years; Qualifications
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director/Trustee since 2011

Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 to 2010).

Other Directorships: None.

Qualifications: Financial services industry experience, chief executive officer experience, marketing experience, corporate governance experience, and civic/community involvement.

Please retain this document for your future reference.